                                MAXUS INCOME FUND
                                MAXUS EQUITY FUND
                               MAXUS LAUREATE FUND
                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND

                                 Investor Shares
                              Institutional Shares

Maxus Income Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

Maxus Equity Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

Maxus Laureate Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

Maxus Ohio Heartland Fund has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

Maxus Aggressive Value Fund has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                      PROSPECTUS/April 30, 1999

                          MAXUS INCOME FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

     The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

     Maxus Income Fund will alter the composition of its portfolio as economic and market trends change. The Adviser will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. Maxus Income Fund may invest in debt securities of any maturity.

     In selecting corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's Corporation and/or (ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings.

     In selecting closed-end funds for Maxus Income Fund, the Adviser will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Maxus Income Fund in selecting its direct investments in corporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

     - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

     - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

     - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

     Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

     In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in "Debt Securities Risks".

     Also, certain of the closed-end funds in which Maxus Income Fund invests may invest part or all of their assets in debt securities of foreign issuers. Such investments involve the following additional risks:

     - Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

     - There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Income Fund
                           Investor Shares




                             [Bar Chart]







 1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

 11.4%  1.7%   19.3%   7.9%   8.7%  -4.5%  16.4%   9.2%  11.5%   3.5%


     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -3.76% (quarter ending March 31, 1994).



   Average Annual Total Returns        Past       Past        Past
 (for the periods ending December    One Year    5 Years    10 Years
            31, 1998)


        Maxus Income Fund             3.49%       6.98%      8.31%


  Lehman Intermediate Corporate        8.3%       7.17%      9.19%
              Index*



* The Lehman Intermediate Corporate Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                          MAXUS EQUITY FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Strategies

     The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities of both smaller and larger companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While Maxus Equity Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year peroids and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Equity Fund
                           Investor Shares





                             [Bar Chart]







 1990    1991    1992    1993   1994    1995    1996    1997    1998

-10.8%  36.4%   13.6%   24.5%   0.6%   22.4%   19.1%   28.2%   -8.7%


     During the 9-year period shown in the bar chart, the highest return for a quarter was 27% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


        Maxus Equity Fund             -8.74%     11.41%      12.56%


   Value Line Arithmetic Index*       5.82%      15.27%      12.88%



* The Value Line Arithmetic Index is an equal-weighted index of the 1,636 stocks followed by Value Line Publishing, Inc.

                   MAXUS LAUREATE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategy

     The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

     The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either
(i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of (for example, two times) the performance of a recognized stock price index ("leveraged index funds"), (iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

     The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

     Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

Main Risks

     Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Funds share price will decline.

     Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

     Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

     Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                         Maxus Laureate Fund
                           Investor Shares






                             [Bar Chart]







               1994      1995      1996      1997      1998

               -3.4%     14.4%     21.0%     5.5%      35.1%


     During the 5-year period shown in the bar chart, the highest return for a quarter was 21.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.99% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


       Maxus Laureate Fund            35.14%     13.78%      13.71%


      Morgan Stanley Capital          24.34%     15.68%      15.25%
    International World Index*

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                MAXUS OHIO HEARTLAND FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Under normal circumstances the Fund will invest at least 65% of its total assets in such securities. Equity securities consist of common stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.

  While   investments   may  be  made  in  all  types  and  sizes  of  companies
headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

  Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. While Maxus Ohio Heartland Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk. Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Ohio Heartland Fund since this Fund has not had annual total returns for a full calendar year.

                     MAXUS AGGRESSIVE VALUE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

  As a result of its focus on smaller companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more "aggressive" than other mutual funds having a "value" style of investing.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Aggressive Value since this Fund has not had annual total returns for a full calendar year.

              FEES AND EXPENSES OF THE FUNDS

  This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund).



           Maxus          Maxus          Maxus       Maxus Ohio       Maxus
           Income         Equity         Laureate    Heartland        Agressivse
           Fund           Fund           Fund*       Value Fund       Fund

        In-    In-     In-    In-     In-    In-    In-     In-    In-    In-
        vestor stitu-  vestor stitu-  vestor stitu- vestor  stitu- vestor stitu-
        Class  tional  Class  tional  Class  tional Class   tional Class  tional
               Class          Class          Class          Class         Class


Manage-
ment
Fees    1.00%   1.00%  1.00%  1.00%   1.00%  1.00%  1.00%   1.00%  1.00%  1.00%

Distri-
bution
and/or
Service
(12b-1)
Fees    0.50%   0.00%   0.50%  0.00%   0.50%  0.00%  0.50%   0.00%  0.50%  0.00%

Other
Ex-
penses  0.37%   0.37%   0.30   0.30%   1.13%  1.13%  1.74%   1.74%  1.19%  1.19%


Total
Annual
Fund
Opera-
ting
Ex-
penses  1.87%   1.37%   1.80%   1.30%   2.63%  2.13%  3.24%   2.74%  2.69% 2.19%


*Expenses shown do not include expenses of the underlying funds in which Maxus Laureate Fund invests.

A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Examples: These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years  5 years   10 years
Investor Shares
Maxus Income Fund             $190     $588     $1011      $2190
Maxus Equity Fund             $183     $566    $  975      $2116
Maxus Laureate Fund           $266     $817     $1395      $2964
Maxus Ohio Heartland Fund     $327     $998     $1693      $3540
Maxus Aggressive Value        $272     $835     $1425      $3022
Fund
Institutional Shares
Maxus Income Fund             $139     $434    $  750      $1646
Maxus Equity Fund             $132     $412    $  713      $1568
Maxus Laureate Fund           $216     $667     $1144      $2462
Maxus Ohio Heartland Fund     $277     $850     $1450      $3070
Maxus Aggressive Value        $222     $685     $1175      $2524
Fund

                  HOW TO PURCHASE SHARES

     By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investor Shares

     Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

Institutional Shares

     Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

     A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

Shareholders Accounts

     When a shareholder invests in a Fund, Mutual Shareholder Services, a division of Maxus Information Systems Inc. ("Mutual Shareholder Services"), the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

     The initial purchase may be made by check or by wire in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund, mailed to: Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Star Bank Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (216) 687-1000. The investor's bank may charge a fee for the wire transfer of funds.

Subsequent Purchases

     Investors may make additional purchases in the following manner:

By Check. Checks made payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, OH 44114.

By  Wire.   Funds  may  be  wired  by following the  previously  discussed  wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (216) 687-1000 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

     The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call Mutual Shareholder
Services at (216) 687-1000 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Price of Shares

     The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

     The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

Other Information Concerning Purchase of Shares

     Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.


                         HOW TO REDEEM SHARES

     All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

Redemption by Mail

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.
     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (216) 687-1000.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

     Shares may be redeemed by telephone by calling Mutual Shareholder Services at (216) 687-1000 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

     A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

     Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

     Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.



                      SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Mutual Shareholder Services at (216) 687-1000.


                        INVESTMENT MANAGEMENT

The Investment Adviser

     Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

     Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

     During 1998, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

Portfolio Managers

     Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

     Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

     Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

Rule 12b-1 Plan (Investor Shares Only)

     Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Such fees are payable at the annual rate of .50% of the average daily net assets of the Investor Shares of each Fund. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.


                  DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

     If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

     Fund distributions may be both dividends and capital gains. Generally, distributions from Maxus Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

                        THE YEAR 2000 PROBLEM

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by the Adviser or other Fund service providers do not properly address this problem before January 1, 2000. The Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Adviser that they also expect to resolve the Year 2000 Problem, and the Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.


                         GENERAL INFORMATION

     Maxus Laureate Fund is not available to residents of the State of Montana.

     Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Mutual Shareholder Services, a division of Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

     Benesch, Friedlander, Coplan & Aronoff, 2300 BP Tower, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                          MAXUS INCOME FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97 01/01/96   01/01/95  01/01/94
                            to        to       to         to        to
                         12/31/98  12/31/97 12/31/96   12/31/95  12/31/94

Net Asset Value:
  Beginning of Period    $ 11.31   $ 10.78  $ 10.54    $ 9.73    $ 10.94
Net Investment Income       0.72     .67       0.70      0.72       0.74
Net Gains or Losses on
  Securities (realized
  or unrealized)           (0.33)    .53       0.24      0.81      (1.22
Total From Investment
  Operations                0.39     1.20      0.94      1.53      (0.48)
Dividends  (from  net
  investment income)       (0.72)   (0.67)    (0.70)    (0.72)     (0.73)
Distributions (from capital
  gains                    (0.37)    0.00      0.00      0.00       0.00
Return of Capital           0.00     0.00      0.00      0.00       0.00
Total Distributions        (1.09)   (0.67)    (0.70)    (0.72)     (0.73)
Net Asset Value:
  End of Period          $ 10.61  $ 11.31   $ 10.78   $ 10.54     $ 9.73
Total Return                3.49%   11.47%     9.20%    16.15%     (4.39)%
Ratios/Supplemental  Data
Net  Assets End of Period
(Thousands)                39,650   38,620    35,728    37,387     33,425
Ratio of  Expenses to
  Average Net Assets        1.87%    1.91%     1.92%     1.90%      1.81%
Ratio of Net Income to
  Average Net Assets        6.52%    6.08%     6.50%     7.01%      7.10%
Portfolio Turnover Rate       55%      70%       78%      121%       138%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97  01/01/96   01/01/95  01/01/94
                            to        to        to         to        to
                         12/31/98  12/31/97  12/31/96   12/31/95  12/31/94

Net Asset Value:
  Beginning of Period    $ 18.23   $ 16.00   $ 14.57   $ 12.95    $ 13.60
Net Investment Income       0.20      0.15      0.27      0.30       0.25
Net Gains or Losses on
  Securities (realized or
  unrealized)              (1.80)     4.33      2.50      2.60      (0.17)
  Total From Investment
  Operations               (1.60)     4.48      2.77      2.90       0.08
Dividends  (from  net
  investment income)       (0.20)    (0.15)    (0.27)    (0.27)     (0.22)
Distributions (from
  capital gains)           (0.51)    (2.10)    (1.07)    (1.01)     (0.51)
Return of Capital           0.00      0.00      0.00      0.00       0.00
  Total Distributions      (0.71)    (2.25)    (1.34)    (1.28)     (0.73)
Net Asset Value:
  End of Period          $ 15.92   $ 18.23   $ 16.00   $ 14.57    $ 12.95
Total Return               -8.74%    28.16%    19.13%    22.43%      0.62%
Ratios/Supplemental Data
Net Assets
  End  of  Period
  (Thousands)              53,279    55,637    38,765    31,576     17,018
Ratio  of  Expenses
  to Average Net Assets     1.80%     1.87%     1.90%     1.96%      2.00%
Ratio  of  Net  Income to
  Average Net Assets        1.15%     1.80%     1.71%     2.01%      1.82%
Portfolio Turnover Rate      111%       89%      111%      173%       184%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                         MAXUS LAUREATE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97  01/01/96  01/01/95  01/01/94
                            to        to        to        to        to
                         12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

Net Asset Value:
Beginning of Period       $10.38    $10.82    $ 9.82    $ 9.62    $ 9.96
Net Investment Income      (0.12)      .52     (0.08)    (0.19)    (0.08)
Net Gains or Losses on
  Securities (realized
  or unrealized)            3.76       .07      2.14      1.57     (0.26)
Total From Investment
  Operations                3.64      0.59      2.06      1.38     (0.34)
Dividends (from net
  investment income)        0.00     (0.52)     0.00      0.00      0.00
Distributions (from
  capital gains)           (0.73)    (0.51)    (1.06)    (1.18)     0.00
Return of Capital           0.00      0.00      0.00      0.00      0.00
Total Distributions        (0.73)    (1.03)    (1.06)    (1.18)     0.00
Net Asset Value:
  End of Period           $13.29    $10.38    $10.82    $ 9.82    $ 9.62
Total Return               35.14%     5.49%    21.03%    14.41%    (3.41)%
Ratios/Supplemental Data
Net Assets End of Period
  (Thousands)               8,059     3,395     3,156     1,510     1,998
Ratio  of  Expenses  to
Average Net Assets          2.63%     2.49%     3.92%     3.85%     3.60%
Ratio of Net Income to
  Average Net Assets       -1.10%     4.19%    (0.73)%   (1.69)%   (0.87)%
Portfolio Turnover Rate     2,078%    1,511%    1,267%    1,377%      469%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                      MAXUS OHIO HEARTLAND FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                            02/01/98*
                                               to
                                            12/31/98

Net Asset Value:
Beginning of Period                          $10.00
Net Investment Income                         (0.05)
Net Gains or Losses on Securities
  (realized  or  unrealized)                  (1.79)
Total From  Investment  Operations            (1.84)
Dividends (from net investment income)         0.00
Distributions  (from capital gains)            0.00
Return of Capital                              0.00
Total Distributions                            0.00
Net Asset Value:
  End of Period                              $ 8.16
Total Return                                 -18.40%
Ratios/Supplemental Data
Net Assets End of Period (Thousands)           1,234
Ratio of Expenses to Average Net Assets        3.24%
Ratio of Net Income to Average Net Assets     -0.88%
Portfolio Turnover Rate                        5.72%

*Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                     MAXUS AGGRESSIVE VALUE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                        02/01/98*
                                           to
                                        12/31/98

Net Asset Value:
Beginning of Period                     $ 5.00
Net Investment Income                    (0.07)
Net Gains or Losses on Securities
  (realized  or  unrealized)             (0.09)
Total From  Investment  Operations       (0.16)
Dividends  (from  net  investment
  income)                                 0.00
Distributions (from  capital
  gains)                                 (0.04)
Return of Capital                         0.00
Total Distributions                      (0.04)
Net Asset Value:
  End of Period                           4.80
Total Return                             -3.27%
Ratios/Supplemental Data
Net Assets End of Period (Thousands)      3,159
Ratio of Expenses to Average Net Assets   2.69%
Ratio of Net Income to Average Net
  Assets                                 -1.33%
Portfolio Turnover Rate                  89.11%

*Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                              APPENDIX A
                     Description of Bond Ratings*

       AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

       AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

       A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

       BB, B, CCC and CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




*As described by Standard & Poor's Corporation.

TABLE OF CONTENTS                                                 Page

RISK/RETURN SUMMARY                                                  2
HOW TO PURCHASE SHARES                                              13
HOW TO REDEEM SHARES                                                15
SYSTEMATIC WITHDRAWAL PLAN                                          17
INVESTMENT MANAGEMENT                                               17
DIVIDENDS, DISTRIBUTIONS AND TAXES                                  18
THE YEAR 2000 PROBLEM                                               18
GENERAL INFORMATION                                                 19
FINANCIAL HIGHLIGHTS                                                20
APPENDIX A                                                          25




     A Statement of Additional Information (SAI) dated April 30, 1999, is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at 1-800-44-MAXUS.

     Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.


          The Maxus Funds
          The Tower at Erieview, 36th Floor
          1301 East Ninth Street
          Cleveland, Ohio  44114
          (216) 687-1000

Investment Company Act File Nos:        Income Fund:        811-4144
                                        Equity Fund:        811-5865
                                        Laureate Fund:      811-7516
                                        Ohio Heartland and
                                        Aggressive Value Funds:  811-8499

1
MAXUS FUND PROSPECTUS
      STATEMENT OF ADDITIONAL INFORMATION              April 30, 1999


                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


     Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are separate diversified portfolios of MaxFund Trust, an open-end management investment company. The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of capital appreciation and income). The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. This Statement of Additional Information is not a prospectus. A copy of the Funds' prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

     The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 1999.

                       TABLE OF CONTENTS


CAPTION                           PAGE      LOCATION IN PROSPECTUS

Fund History                         3      Not Applicable

Investments and Risks                3      Maxus Ohio Heartland Fund -
                                            Risk/Return Summary and
                                            Maxus Aggressive Value Fund -
                                            Risk/Return Summary

Management of the Fund               6      Investment Management

Ownership of Shares                  8      Not Applicable

Investment Advisory and
  Other Services                     9      Investment Management

Brokerage Allocation                10      Not Applicable

Capital Stock and Other Securities  12      Not Applicable

Purchase, Redemption and Pricing    13      How to Purchase Shares/
of Shares                                   How to Redeem Shares

Taxation of Fund                    14      Dividends, Distributions
                                            and Taxes

Distributor                         14      Investment Management

Performance                         14      Not Applicable

Financial Statements                15      Maxus Ohio Heartland Fund -
                                            Financial Highlights and
                                            Maxus Aggressive Value Fund -
                                            Financial Highlights

                          FUND HISTORY


     MaxFund Trust (the "Trust") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated November 7, 1997.


                     INVESTMENTS AND RISKS

Classification

     Each of the Funds is a diversified portfolio of the Trust, an open-end management investment company.

Investment Strategies and Risks

     The principal investment strategies used by each Fund to pursue its investment objective, together with the principal risks of investing in such Fund, are described in the Prospectus under the heading "Maxus Ohio Heartland Fund - Risk/Return Summary" and "Maxus Aggressive Value Fund - Risk/Return Summary."

     Described  below  are  certain  other  investment   strategies   (including
strategies to invest in particular types of securities) which are not principal strategies.

     Maxus Ohio Heartland Fund may invest a portion of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities
(i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies not headquartered in Ohio.

     Maxus Aggressive Value Fund may invest a portion of its total assets in high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor's) and other money market instruments, investment grade corporate debt securities
(i.e., rated BBB or better by Standard & Poor's), preferred stock and equity securities of companies having a market value of more than $200,000,000.

     The portfolio of each Fund will be exposed to the following additional risks in connection with its investments in debt securities:

     o Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. To the extent that a Fund invests in debt securities, the net asset value of the Fund may decrease during period of rising interest rates.

     o An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. To the extent that a Fund invests in debt securities, the net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increases.

     o Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Fund Policies

     Each Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Neither Fund may:

          1. Invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

          2. Acquire more than 10% of the outstanding voting securities of any one issuer;

          3. Invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

          4. Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition;

          5. Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

          6. Invest more than 10% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

          7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

          8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described above under the caption "Lending of Portfolio Securities."

          9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

          10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

          12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          13. Invest for the purpose of exercising control or management of another issuer.

          14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          17. Issue senior securities as defined in the Act.

          18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Defensive Investments

     When the Adviser believes that market conditions warrant a temporary defensive posture, each Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

     The Funds are not restricted with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and their respective investment policies may require. The portfolio turnover rates in 1998 were 6% for Maxus Ohio Heartland Fund and 89% for Maxus Aggressive Value Fund. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.


                    MANAGEMENT OF THE FUNDS

     The Board of Trustees is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The day-to-day operations of each Fund is conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Funds. Each Trustee who is or may be deemed to be an "interested person" of the Funds, as defined in the Act, is indicated by an asterisk. Each Trustee of the Funds is also a Trustee of Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund, three other open-end management investment companies.

                         Position Held    Principal Occupation(s)
Name and Address         With the Fund      During Past 5 Years

Richard A. Barone*       Chairman,      President of Maxus Securities
The Tower at Erieview,   Treasurer      Corp (broker-dealer), Maxus
36th Floor               and Trustee    Asset Management Inc. (investment
1301 East Ninth Street                  adviser) and Resource Management,
Cleveland, Ohio 44114                   Inc.,   dba   Maxus   Investment   Group
                                        (financial services)

Denis J. Amato*          Trustee        Chief Investment Officer, Gelfand.
The Tower at Erieview,                  Maxus Asset Management, Inc.
36th Floor                              (investment  adviser)  since  1997;
1301 East Ninth Street                  previously, Managing Director,
Cleveland, Ohio 44114                   Gelfand    Partners   Asset   Management
                                        (investment adviser)

Kent W. Clapp            Trustee        Chairman, Medical Mutual of Ohio
2060 East Ninth Street                  (health insurer)
Cleveland, Ohio  44114

Steven M. Kasarnich      Trustee        President/Business Manager, Northeast
47 Alice Drive                          Ohio District Council of Carpenters;
Akron, Ohio  44319                      Executive Secretary-Treasurer, Ohio
                                        State Council of Carpenters

Burton D. Morgan         Trustee        Chairman, Morgan Bank (bank);
Park Place                              President, Basic Search, Inc.
10 West Streetsboro Road                (venture capital); Chairman,
Hudson, Ohio  44236                     Multi-Color Corporation (printing);
                                        Chairman, Morgan Funshares, Inc. (mutual fund)

Michael A. Rossi, C.P.A. Trustee        Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith          Trustee        Chief Financial Officer,
1404 East Ninth Street                  Diocese of Cleveland
8th Floor
Cleveland, Ohio  44114

Robert J. Conrad         Vice President Vice President, Resource Management,
The  Tower  at  Erieview,               Inc.; formerly  Vice  President,
36th Floor                              American Income Plus
1301 East Ninth Street
Cleveland, Ohio  44114

Robert W. Curtin         Secretary      Senior Vice President and  Secretary,
The Tower at Erieview,                  Maxus  Securities  Corp;  formerly
36th Floor                              Executive Vice President,
1301 East Ninth Street                  Roulston & Company, Inc.
Cleveland, Ohio 44114


     No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Funds for serving as an officer or Trustee of the Funds. Each Trustee who is not an interested person in MAM will receive from each Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

 Compensation Table

  Name of Trustee       Aggregate         Total
                      Compensation    Compensation
                        from each    From All Maxus
                          Fund        Funds Payable
                                       to Trustees

Richard A. Barone         $  0           $    0

Denis J. Amato            $  0           $    0

Kent W. Clapp             $400           $1,600

Steven M. Kasarnich       $400           $1,600

Burton D. Morgan          $400           $4,400

Michael A. Rossi          $400           $4,400

Joseph H. Smith           $400           $1,600


                      OWNERSHIP OF SHARES

     As of February 19, 1999, the following persons were known to be the beneficial owner of more than 5% of the outstanding shares of the indicated
Fund:


                     Beneficial         Number
     Fund                Owner        of Shares     Percentage

Ohio Heartland   Donalson Lufkin        41,182         17%
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303

Ohio Heartland   National City Bank,   27,624`         11%
                 Trustee
                 Jocelyn Linsalata
                 Trust
                 P.O. Box 94984
                 Cleveland, OH 44101

Aggressive       Resource Management   200,755         19%
Value            Inc.
                 1301 E. Ninth
                 Street
                 Suite 3600
                 Cleveland, OH 44114

     As of February 19, 1999, all officers and Trustees as a group beneficially owned (i) 10,297 shares, constituting 4% of the outstanding shares of Maxus Ohio Heartland Fund and (ii) 200,935 shares, constituting 19% of the outstanding shares of Maxus Aggressive Value Fund.

             INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Maxus Asset Management, Inc. ("MAM"), the Funds' investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

     As compensation for MAM's services rendered to each Fund, each Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and .75% of average daily net assets in excess of $150,000,000. For 1998, the Adviser received management fees from Maxus Ohio Heartland Fund in the amounts of $16,389 and from Maxus Aggressive Value Fund in the amount of $29,111.

     Subject to the supervision and direction of the Funds' Trustees, MAM, as investment adviser, manages the portfolio of each Fund in accordance with the stated policies of the Fund. MAM makes investment decisions for the Funds and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Funds, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

     Other expenses are borne by the Funds and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, amortization of organizational expenses and costs incurred pursuant to the Distribution and Shareholder Servicing Plans described below.

Distribution Plans

     Each Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays Maxus Securities Corp ("MSC") .50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1998, pursuant to the Plan, $5,643 (.50% of average net assets) was paid by Maxus Ohio Heartland Fund to MSC and $9,576 (.50% of average net assets) was paid by Maxus Aggressive Value Fund to MSC. Of such amount, $14,230 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $989 was expended for advertising and marketing.

     Neither Fund participates in any joint distribution activities with respect to another series or investment company.

     The Trustees believe that the Plan has benefitted and will continue to benefit the Funds and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Funds as a result of increased assets in the Funds; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Funds as their net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Funds' investment objective and may better enable the Funds to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

     Each Fund has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), pursuant to which MIS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MIS maintains the Funds' official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, each Fund pays MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, each Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1998, Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund paid MIS fees in the amounts of $4,497 and $7,940, respectively, under the Administration Agreement and the Accounting Services Agreement. MIS is a subsidiary of RMI, the parent company of the Investment Adviser.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Funds' custodian. As custodian, Star Bank maintains custody of the Funds' cash and portfolio securities.

     McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Funds. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of each Fund and examines its financial statements.

                      BROKERAGE ALLOCATION

     Decisions to buy and sell securities for the Fund are made by MAM subject to the overall supervision and review by the Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of MAM.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

     In executing portfolio transactions and selecting brokers and dealers, it is the Funds' policy to seek the best overall terms available. The Investment Advisory and Administration Agreement between the Funds and MAM provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which MAM exercises investment discretion.

     The Board of Trustees periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

     Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

     The Board of Trustees has determined that any portfolio transaction for the Funds may be effected through MSC if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged each Fund by MSC to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Funds to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. The Funds will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Trust. Richard A. Barone is, therefore, considered to control MSC.

     Even though investment decisions for the Funds are made independently from those of the other accounts managed by MAM, investments of the kind made by the Funds may also be made by those other accounts. When the Funds and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained for or disposed of by the Funds.

     During 1998, the aggregate amount of brokerage commissions paid by Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund to MSC were $9,769 and $41,250, constituting over 99% of aggregate brokerage commissions paid by these funds during such year.


               CAPITAL STOCK AND OTHER SECURITIES

     The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into two series of shares, one for Maxus Ohio Heartland Fund and one for Maxus Aggressive Value Fund. Each share represents an equal proportionate interest in a Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. All consideration received by the Trust for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund and will be subject to the liabilities relating thereto.

     Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except that (i) shares shall be voted by individual series or class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular series or class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

     Whenever the approval of a majority of the outstanding shares of the Trust or a particular Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Trust or such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund, whichever is less.

     Although the Trust is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Trust's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Trust.

     Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every agreement, obligation or instrument entered into or executed by a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


           PURCHASE, REDEMPTION AND PRICING OF SHARES

     The information pertaining to the purchase and redemption of the Funds' shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

     The price paid for shares of a certain class of a Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of a Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

     For purposes of pricing sales and redemptions, net asset value per share of a class of a Fund is calculated by determining the value of the class's proportional interest in the assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

     For purposes of computing the net asset value per share of a Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


                     TAXATION OF THE FUNDS

     Each Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in each Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, a Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of such Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Funds' transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


                          DISTRIBUTOR

     Shares of the Funds are offered on a best-efforts basis by Maxus Securities Corp, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

     Pursuant to the Distribution Agreement between the Funds and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the shares of each Fund, to accept such orders on behalf of the Funds as of the time of receipt of such orders and to transmit such orders to the Funds' transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of either Fund. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Investor Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services Distribution Plan."

     The Distribution Agreement provides that MSC shall arrange to sell the Funds' Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.

                          PERFORMANCE

     From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Investor Shares of each Fund for periods ended December 31, 1998 are set forth below.

                   Maxus Ohio Heartland Fund

     Average Annual Total Returns       Cumulative Total Returns
          Life of Fund*               Life of Fund*

          -20.08%                     -20.08%

*From commencement of operations, February 1, 1998.

                           Maxus Aggressive Value Fund

     Average Annual Total Returns     Cumulative Total Returns
          Life of Fund*               Life of Fund*

          -4.23%                      -4.23%

*From commencement of operations, February 1, 1998.

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of each of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained from the Fund without charge.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
MaxFund Trust:

We have audited the statements of assets and liabilities including the portfolios of investments, of the MaxFund Trust (comprising, respectively, of the Maxus Ohio Heartland Fund and the Maxus Aggressive Value Fund) as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MaxFund Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 13, 1999

 Maxus Ohio Heartland Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Basic Materials
 2,500        A. Schulman                                 56,719
 2,500        Andersons                                   28,906
 3,000        Brush Wellman                               52,312
 3,500        Hanna,(M.A.)                                43,094
 4,000        Hawk Group *                                33,500
 6,000        Olympic Steel *                             30,000
 2,200        Shiloh Industries *                         28,875
 2,000        Timken                                      37,750
                                                         311,156         15.66%
 Industrial Products & Services
 3,500        Applied Industrial Technologies             48,563
 4,000        Chart Industries                            30,500
 5,250        Corrpro *                                   63,984
 1,000        Parker Hannifin                             32,750
 2,000        RPM Inc                                     32,000
 2,000        Scott Technologies Cl A *                   33,062
 2,000        Stoneridge *                                45,500
                                                         286,359         14.41%
 Consumer Cyclical
 2,000        Baldwin Piano *                             19,250
 1,800        Cooper Tire                                 36,788
 7,500        International Total Service *               37,500
 2,000        Standard Register                           61,875
                                                         155,413          7.82%
 Consumer Staples
 2,600        Bob Evans                                   67,763
 1,500        Consolidated Stores                         30,282
 2,400        Fabri-Centers of America Cl B *             33,300
 5,000        Gibson Greetings *                          59,375
 3,000        Huffy                                       49,500
 3,500        Officemax *                                 42,875
 3,000        RG Barry *                                  33,000
 3,500        Rocky Shoes & Boots *                       20,562
12,000        Royal Appliance *                           44,250
 2,500        Value City Dept. Stores *                   34,844
 2,300        Wendy's                                     50,169
 2,500        Worthington Foods                           47,500
                                                         513,420         25.83%
 Financial
 3,000        Associated Estates Realty                   35,437
 4,000        Boykin Lodging                              49,500
 2,500        First Merit                                 67,188
 4,000        First Union Real Estate                     23,000
 5,000        Great Lakes Bancorp *                       60,000
 2,000        State Auto Financial                        24,750
                                                         259,875         13.07%

*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Health Care
10,000        Collaborative Clinical Research *           40,000
 2,000        Invacare                                    48,000
                                                          88,000          4.43%
 Technology
 5,500        Allen Telecom *                             36,781
 2,000        Diebold                                     71,375
 4,700        Keithley Instruments                        42,887
 8,500        Pioneer Standard                            79,687
 2,000        Structural Dynamics *                       39,750
 2,000        Telxon                                      27,750
                                                         298,230         15.01%
 Cash Equivalents
75,514        Star Bank Treasury                          75,514          3.80%

        Total Investments (Cost - $2,353,265 )         1,987,967        100.03%

        Other Assets Less Liabilities                       (647)       - 0.03%

        Net Assets - Equivalent                        1,987,320        100.00%


*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Maxus Aggressive Value Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Basic Materials
 15,000       Birmingham Steel                            62,813
400,000       Campbell Resources *                       100,000
 10,000       Olympic Steel *                             50,000
                                                         212,813         4.93%
 Consumer Products
 10,000       Cone Mills *                                56,250
 20,000       Designs *                                   38,750
 15,000       Donna Karan *                              114,375
 65,000       First Team Sports *                         89,375
 40,000       Martin Industries                          110,000
 50,000       Michael Anthony Jewelers *                 162,500
 47,500       Parlux Fragrance *                          65,625
 21,100       Saucony Cl A *                             150,338
 20,000       Scheid Vineyards *                          97,500
 20,000       Scotts Liquid Gold                          28,750
 10,000       TCBY Enterprises                            70,000
 10,000       Tultex *                                     8,750
                                                         992,213        22.99%
 Education
 10,000       Whitman Education Group *                   33,125         0.77%

 Energy
 25,000       Howell                                      51,562
 40,000       Patina Oil & Gas                           117,500
                                                         169,062         3.92%
 Entertainment
 16,000       Baldwin Piano *                            154,000
 15,000       Isle Capri Casinos *                        59,531
 19,800       Royal Olympic Cruises *                     66,825
                                                         280,356         6.50%
 Financial Services
  5,700       Atlanta Sosnoff Capital                     47,381
 10,000       Great Lakes Bancorp *                      120,000
  7,500       National Discount Brokers *                150,000
                                                         317,381         7.35%
 Industrial Products & Services
 38,500       Catalina Lighting *                         86,625
  9,700       Cybex *                                     41,225
 12,000       FerroFluidics *                             34,500
 12,000       Flow International *                       116,250
 15,000       International Total Services *              75,000
                                                         353,600         8.19%


*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

 Information Technology
 10,000       Aydin *                                    101,875
 10,000       Cidco Com. *                                28,750
 10,000       Cohr *                                      51,250
 10,000       Datum *                                     65,625
 10,000       In Focus System *                           88,750
 15,000       Media 100 *                                 88,125
 17,000       Perceptron *                               112,625
  7,000       Premisy Communs *                           64,313
 10,000       Standard Microsystmes Com *                 78,125
  3,000       Tech Sym *                                  66,750
 10,000       Trident Microsystems *                      41,250
                                                         787,438        18.25%
 Infrastructure & Environment
 22,000       Foster L B *                               145,750         3.38%

 Machinery & Equipment
  4,000       Cubic                                       75,000         1.74%

 Medical Products & Services
 10,000       Collaborative Clinical Research *           40,000
 15,100       Cholestech *                                57,569
 15,000       Orthologic *                                50,156
                                                         147,725         3.42%
 Realestate
  5,000       Asset Investors                             63,750         1.48%

 Wholesale Distribution
 10,000       Lazare Kaplan *                             70,000
 20,000       Strategic Distribution *                    48,750
                                                         118,750         2.75%
 Closed End Eqity Funds
 23,000       Brantley Capital                           163,875
  7,000       Equus II                                   112,875
                                                         276,750         6.41%
 Cash Equivalents
412,403       Star Bank Treasury                         412,403         9.56%

        Total Investments (Cost - $4,494,690)          4,386,116       101.64%

        Other Assets Less Liabilities                    (70,853)       -1.64%

        Net Assets - Equivalent                        4,315,263       100.00%

*Non-income producing securities
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Ohio Heartland & Aggressive Value Funds                 December 31, 1998

                                                          Ohio
                                                        Heartland     Aggressive
                                                           Fund       Value Fund
Assets:
     Investment Securities at Market Value              1,987,967     4,386,116
       (Identified Costs - $2,353,265 and $4,494,690)
     Cash                                                   4,855         5,887
     Receivables:
       Receivable for investment securities sold                -       171,863
       Dividends and interest receivable                    4,759         2,201
     Unamortized organization costs                        12,464        12,464
Total Assets                                            2,010,045     4,578,531

Liabilities:
     Payable for investment purchased                           -       228,171
     Payable for shareholder distributions                      -         9,862
     Accrued Expenses                                      22,725        25,235
Total Liabilities                                          22,725       263,268
Net Assets                                              1,987,320     4,315,263

Net Assets Consist Of:
     Capital Paid In                                    2,381,819     4,423,825
     Undistributed Net Investment Income                        -             -
     Accumulated Realized Gain (Loss)
        on Investments - Net                              (29,201)           12
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net  (365,298)     (108,574)
Net Assets                                              1,987,320     4,315,263

Net Assets
     Investors Shares                                   1,234,261     3,159,436
     Institutional Shares                                 753,059     1,155,827
          Total                                         1,987,320     4,315,263

Shares of capital stock
     Investors Shares                                     151,283       658,099
     Institutional Shares                                  92,012       239,994
          Total                                           243,295       898,093

Net asset value per share
     Investors Shares                                       $8.16         $4.80
     Institutional Shares                                   $8.18         $4.82


    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Ohio Heartland & Aggressive Value Funds                        December 31, 1998

                                                           Ohio
                                                         Heartland    Aggressive
                                                           Fund       Value Fund
Investment Income:
Dividend income                                            $22,447       6,895
Interest income                                             16,720      33,005
Total Income                                                39,167      39,900
Expenses:
Investment advisory fees (Note 2)                           16,389      29,111
Distribution fees (Investor shares)                          5,643       9,576
Distribution fees (Institutional shares)                         -           -
Custodial fees                                               3,101       5,288
Organization costs                                           2,785       2,785
Transfer agent fees/Accounting and Pricing                   4,497       7,940
Legal                                                        8,016       8,109
Audit                                                        6,000       6,000
Registration and filing fees                                   386         447
Trustee fees                                                   400         400
Printing & Other Miscellaneous                               3,903       4,293
Total Expenses                                              51,120      73,949

Net Investment Income (Loss)                               (11,953)    (34,049)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                        (29,201)     66,583
Distribution of Realized Capital Gains
  from other Investment Companies                                -           -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                           (365,298)   (108,574)
Net Realized and Unrealized Gain (Loss) on Investments    (394,499)    (41,991)

Net Increase (Decrease) in Net Assets from Operations    $(406,452)    (76,040)

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Ohio Heartland & Aggressive Value Funds                        December 31, 1998

                                                           Ohio       Aggressive
                                                      Heartland Fund  Value Fund
                                                         02/01/98       02/01/98
                                                            to             to
                                                         12/31/98       12/31/98
From Operations:
     Net Investment Income                               (11,953)       (34,049)
     Net Realized Gain (Loss) on Investments             (29,201)        66,583
     Net Unrealized Appreciation (Depreciation)         (365,298)      (108,574)
Increase (Decrease) in Net Assets from Operations       (406,452)       (76,040)

Distributions to investor shareholders:
     Net Investment Income                                     -              -
     Net Realized Gain (Loss) from Security Transactions       -        (23,824)

Distributions to institutional shareholders:
     Net Investment Income                                     -              -
     Net Realized Gain (Loss) from Security Transactions       -         (8,698)
Change in net assets from distributions                        -        (32,522)

From Capital Share Transactions:
     Proceeds from sale of shares                      2,792,343      4,484,083
     Dividend reinvestment                                     -         22,660
     Cost of shares redeemed                            (498,571)      (182,918)
Change in net assets from capital transactions         2,293,772      4,323,825
Change in net assets                                   1,887,320      4,215,263

Net Assets:
     Beginning of period                                 100,000        100,000
     End of period                                     1,987,320      4,315,263

Share Transactions:
     Issued                                              293,342        913,733
     Reinvested                                                -          4,715
     Redeemed                                            (60,047)       (40,355)
Net increase (decrease) in shares                        233,295        878,093
Shares outstanding beginning of period                    10,000         20,000
Shares outstanding end of period                         243,295        898,093

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Ohio Heartland & Aggressive Value Funds

Selected data for a share of capital stock outstanding throughout the period indicated

                                Ohio Heartland Fund       Aggressive Value Fund
                                2/1/98 to 12/31/98          2/1/98 to 12/31/98
                             Investor    Institutional  Investor   Institutional
Net Asset Value -
     Beginning of Period         10.00        10.00         5.00       5.00
Net Investment Income            (0.05)       (0.03)       (0.07)     (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)   (1.79)       (1.79)       (0.09)     (0.09)
Total from Investment Operations (1.84)       (1.82)       (0.16)     (0.14)
Distributions
     Net investment income           -            -            -          -
     Capital gains                   -            -        (0.04)     (0.04)
     Return of capital               -            -            -          -
          Total Distributions        -            -        (0.04)     (0.04)
Net Asset Value -
     End of Period               $8.16        $8.18        $4.80      $4.82

Total Return                    -18.40%      -18.20%       -3.27%     -2.87%

Ratios/Supplemental Data:
Net Assets at end
  of period (thousands)          1,234          753        3,159      1,156
Ratio of expenses to
  average net assets *            3.24%        2.74%        2.69%      2.19%
Ratio of net income to
  average net assets *           -0.88%       -0.38%       -1.33%     -0.83%
Portfolio turnover rate           6.82%        6.82%      108.60%    108.60%

* Annualized
    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                   Maxus Ohio Heartland & Aggressive Value Funds
                                                               December 31, 1998



1.)   SIGNIFICANT ACCOUNTING POLICIES
  Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

  SECURITY VALUATION
  Both Funds intend to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Funds. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $16,389 by Maxus Ohio Heartland Fund and $29,111 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 1998. Maxus Securities, who served as the national distributor of the Funds' shares, was reimbursed $5,643 by Maxus Ohio Heartland Fund and $9,576 by Maxus Aggressive Value Fund for distribution expenses. Maxus Information Systems received fees totaling $4,497 from Maxus Ohio Heartland Fund and $7,940 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $9,769 from Maxus Ohio Heartland Fund and $41,250 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 1998.

  At December 31, 1998, Resource Management owned 10,000 shares in Maxus Ohio Heartland Fund and 100,000 shares in Maxus Aggressive Value Fund.

  Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per Fund per meeting.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,381,819 for the Maxus Ohio Heartland Fund and $4,423,825 for the Maxus Aggressive Value Fund.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)   PURCHASES AND SALES OF SECURITIES
  The  table  below  displays  information  describing  purchases  and  sales of
  investment   securities,   both  U.S.  Government  obligations  and  non  U.S.
  Government obligations made during the fiscal year ending December 31, 1998.

                         Maxus Ohio     Maxus Aggressive
    Type of obligation        Heartland Value Fund
                              Fund
   Purchase of non U.S.   2,420,123       6,643,170
       Government *
     Sale of non U.S.        94,732       2,623,190
       Government *
     Purchase of U.S.             0               0
        Government
  Sale of U.S. Government         0               0

  * This value includes short-term investments.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1998.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                             Maxus Ohio         Maxus
                           Heartland Fund     Aggressive
                                              Value Fund
        Appreciation         147,042          508,833
       (Depreciation)       (512,340)        (617,407)
      Net Appreciation      (365,298)        (108,574)
       (Depreciation)

8.)       RECLASSIFICATION
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Ohio Heartland Fund have been reclassified to the extent that the net investment loss of ($11,953) sustained during the fiscal year ended
  December 31, 1998, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net capital paid in.